Exhibit 10.6

First Amendment to Credit Agreement

dated as of August 18, 2014

among

Memorial Resource Development Corp.,
as Borrower,

Bank of America, N.A.,
as Administrative Agent,

Citibank, N.A.,
as Syndication Agent,

JPMorgan Chase Bank, N.A., BMO Harris Bank, N.A., Comerica Bank,

Credit Agricole Corporate and Investment Bank, Natixis, MUFG Union Bank,

N.A. f/k/a Union Bank, N.A., and Wells Fargo Bank, National Association,

as Co-Documentation Agents

and

the Lenders party hereto

Merrill Lynch, Pierce, Fenner & Smith Incorporated,
Sole Lead Arranger and Sole Bookrunner

First Amendment to Credit Agreement

This First Amendment to Credit Agreement  (this “First Amendment”), dated as of August 18, 2014 (the “First Amendment Effective Date”), is among Memorial Resource Development Corp., a corporation formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (together with the Borrower, collectively, the “Loan Parties”); each of the Lenders that is a signatory hereto; and Bank of America, N.A., as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A.The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of June 18, 2014 (the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B.The parties desire to amend the Credit Agreement in certain respects including, without limitation, to modify the Swap Agreements negative covenant as set forth herein, to be effective as of the First Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby.  Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.

Section 2.Amendments.  In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the First Amendment Effective Date in the manner provided in this Section 2.

2.1Additional Definition.  Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definition which shall read in full as follows:

“First Amendment” means that certain First Amendment to Credit Agreement dated as of August 18, 2014, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

2.2Amended Definition.  The definition of “Loan Documents” contained in Section 1.02 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“Loan Documents” means this Agreement, the First Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Agency Fee Letter, and the Security Instruments.

2.3Amendment to Section 9.18 of the Credit Agreement.  Section 9.18 of the Credit Agreement is hereby amended by adding a new clause (e) thereto which shall read in full as follows:

(e)For purposes of Section 9.18(a)(i), the reasonably anticipated projected production from the Loan Parties’ proved Oil and Gas Properties included in the most recent Reserve Report delivered pursuant to the terms of this Agreement shall be deemed to include any increase therein anticipated based on information obtained by the Loan Parties and delivered to the Administrative Agent subsequent to the publication of such Reserve Report, including the Loan Parties’ internal forecasts of (i) additions to anticipated future production from new wells and (ii) completed acquisitions coming on stream; provided that any such supplemental information shall be reasonably satisfactory to the Administrative Agent.

Section 3.Conditions Precedent.  The effectiveness of the amendments to the Credit Agreement contained in Section 2 hereof is subject to the following:

3.1The Administrative Agent shall have received counterparts of this First Amendment from the Loan Parties and each of the Majority Lenders.

3.2The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date.

3.3No Default, Event of Default, or Borrowing Base Deficiency exists immediately prior to or after giving effect to the amendments to the Credit Agreement contained in Section 2 hereof.

3.4The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

The Administrative Agent shall notify the Borrower and the Lenders of the effectiveness of this First Amendment, and such notice shall be conclusive and binding.

Section 4.Representations and Warranties; Etc.  Each Loan Party hereby affirms: (a) that as of the date hereof, all of the representations and warranties contained in each Loan Document to which such Loan Party is a party are true and correct in all material respects as though made on and as of the date hereof (unless made as of a specific earlier date, in which case, was true as of such date and except to the extent that any such representation and warranty is qualified by materiality, in which case such representation and warranty shall continue to be true and correct in all respects), (b) no Defaults exist under the Loan Documents or will, after giving effect to this First Amendment, exist under the Loan Documents and (c) no Material Adverse Effect has occurred.

Section 5.Miscellaneous.

5.1Confirmation and Effect.  The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment.  Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

5.2Ratification and Affirmation of Loan Parties.  Each of the Loan Parties hereby expressly (a) acknowledges the terms of this First Amendment, (b) ratifies and affirms its obligations under the Guaranty Agreement and the other Loan Documents to which it is a party, as amended hereby, (c) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Loan Documents to which it is a party, as amended hereby, (d) ratifies and affirms all Liens granted by it pursuant to the Loan Documents to secure the Indebtedness (except to the extent that such Liens have been released in accordance with the Loan Documents) and (e) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness.

5.3Counterparts.  This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile or electronic (e.g., pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

5.4No Oral Agreement.  This written First Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties.  There are no subsequent oral agreements between the parties.

5.5Governing Law.  This First Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

5.6Payment of Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.7Severability.  Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8Successors and Assigns.  This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed effective as of the date first written above.

BORROWER:	MEMORIAL RESOURCE DEVELOPMENT CORP.,
a Delaware corporation

	By:	/s/ John A. Weinzierl
	Name:	John A. Weinzierl
	Title:	Chief Executive Officer

GUARANTORS:	MEMORIAL RESOURCE FINANCE CORP.,
a Delaware corporation

	By:	/s/ John A. Weinzierl
	Name:	John A. Weinzierl
	Title:	Chief Executive Officer

MRD Operating LLC
BETA OPERATING COMPANY, LLC
WILDHORSE RESOURCES, LLC
		By:	Memorial Resource Development Corp.,
its sole member

		By:	/s/ John A. Weinzierl
		Name:	John A. Weinzierl
		Title:	Chief Executive Officer

Classic Hydrocarbons GP Co., L.L.C.
CLASSIC HYDROCARBONS HOLDINGS, L.P.
		By:	Classic Hydrocarbons GP Co., L.L.C.,
its general partner

		By:	/s/ John A. Weinzierl
		Name:	John A. Weinzierl
		Title:	President and Chief Executive Officer

CLASSIC OPERATING CO. LLC
		By:	Classic Hydrocarbons, Inc.,
its sole member
CLASSIC HYDROCARBONS OPERATING, LLC
CLASSIC HYDROCARBONS, INC.
CRATON ENERGY GP III, LLC
CRATON ENERGY HOLDINGS III, LP
		By:	Craton Energy GP III, LLC,
its general partner

	By:	/s/ John A. Weinzierl
	Name:	John A. Weinzierl
	Title:	Chief Executive Officer

[Signature Page to First Amendment to Credit Agreement

Memorial Resource Development Corp.]

ADMINISTRATIVE AGENT	BANK OF AMERICA, N.A., as Administrative Agent
AND LENDER:

	By:	/s/ Christine Trotter
	Name:	Christine Trotter
	Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Raza Jafferi
	Name:	Raza Jafferi
	Title:	Vice President

[Signature Page to First Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	Citibank, N.A., as a Lender

By:
Name:
Title:

[Signature Page to First Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	JPMorgan Chase Bank, N.A., as a Lender

	By:	/s/ Ryan Aman
	Name:	Ryan Aman
	Title:	Authorized Officer

[Signature Page to First Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	BMO Harris Bank, N.A., as a Lender

	By:	/s/ Gumaro Tijerina
	Name:	Gumaro Tijerina
	Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	Comerica Bank, as a Lender

	By:	/s/ Jason Klesel
	Name:	Jason Klesel
	Title:	Commercial Banking Officer

[Signature Page to First Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	Credit Agricole Corporate and Investment Bank, as a Lender

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to First Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	Natixis, as a Lender

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to First Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	MUFG Union Bank, N.A.
f/k/a Union Bank, N.A., as a Lender

	By:	/s/ Stacy A. Goldstein
	Name:	Stacy A. Goldstein
	Title:	Vice President

[Signature Page to First Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	Wells Fargo Bank, National Association, as a Lender

	By:	/s/ Shiloh Davila
	Name:	Shiloh Davila
	Title:	Vice President

[Signature Page to First Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	Barclays Bank PLC, as a Lender

	By:	/s/ May Huang
	Name:	May Huang
	Title:	Assistant Vice President

[Signature Page to First Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	ING Capital LLC, as a Lender

	By:	/s/ Juli Bieser
	Name:	Juli Bieser
	Title:	Director

	By:	/s/ Charles Hall
	Name:	Charles Hall
	Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	Royal Bank of Canada, as a Lender

	By:	/s/ Mark Lumpkin, Jr.
	Name:	Mark Lumpkin, Jr.
	Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	Commonwealth Bank of Australia, as a Lender

	By:	/s/ Renee Simpson
	Name:	Renee Simpson
	Title:	Senior Associate

[Signature Page to First Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	Capital One, National Association, as a Lender

By:
Name:
Title:

[Signature Page to First Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	Associated Bank, N.A., as a Lender

	By:	/s/ Kyle Lewis
	Name:	Kyle Lewis
	Title:	Assistant Vice President

[Signature Page to First Amendment to Credit Agreement

Memorial Resource Development Corp.]